SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)   March 11, 2004
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                    Puradyn Filter Technologies Incorporated
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             (Exact name of registrant as specified in its chapter)


       Delaware                           0-29192                14-1708544
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(State or other jurisdiction             (Commission           (I.R.S.Employer
of incorporation)                         File Number)       Identification No.)


               2017 High Ridge Road, Boynton Beach, Florida 33426
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (561) 547-9499
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          (Former name or former address, if changed since last report)


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Item 5.  Regulation FD Disclosure.

On March 11, 2004, Puradyn Filter Technologies Incorporated (the Company,) executed a subscription agreement with an accredited investor for which they received $2.0 million for the purchase of 1,000,000 shares of common stock.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 16, 2004          PURADYN FILTER TECHNOLOGIES INCORPORATED

                                By /s/ Richard C. Ford
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                                Richard C. Ford
                                Chief Executive Officer



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